Mercator International Opportunity Fund

Institutional Class: MOPPX

Class A: MOOPX

A Series of the Collaborative Investment Series Trust

April 8, 2020

Supplement to the Prospectus dated August 21, 2019

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Effective March 1, 2020, the expense limitations for Institutional and Class A shares have been increased from 1.19% to 1.40% and 1.44% to 1.55, respectively. Any disclosures in the Prospectus or Statement of Additional Information to the contrary should be disregarded.

The following replaces the Fees and Expenses table and expense examples in the Prospectus to reflect the current expense limitation.

FEES AND EXPENSES OF THE FUND

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if sold within 60 days)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Class A
Management Fees (1)	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	4.32%	4.32%
Acquired Fund Fees and Expenses (2)	0.01%	0.01%
Total Annual Fund Operating Expenses	5.17%	5.42%
Fee Waiver and/or Expense Reimbursement (3)	(3.76)%	(3.86)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.41%	1.56%

(1) Restated.

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

(3) The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through March 31, 2021, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.40% and 1.55% of the average daily net assets attributable to the Institutional Class and Class A shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Fund’s Board of Trustees (the “Board”), on 60 days’ written notice to the Fund's adviser.

The Fees and Expenses table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  More information about management fees, fee waivers and other expenses is available in  the section titled "Management" starting on page 6 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Class	1 Year	3 Years
Institutional Class	$144	$1,213
Class A	$159	$1,275

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This Supplement to the Fund's Prospectus and Statement of Additional Information, each dated August 21, 2019, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling toll-free 1-800-869-1679.

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